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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  MARCH 22, 2000


               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
             (Exact name of registrant as specified in its charter)



                                  33-1079, 33-58482 AND
NEW YORK                          333-09141                  04-2845273
(State or other jurisdiction of   (Commission file numbers)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

122 E. 42ND STREET, SUITE 1900
NEW YORK, NY                                                 10017
(Address of principal                                        (Zip Code)
executive offices)

        Registrant's telephone number, including area code (212) 922-9242



Item 5.

The Company's ultimate parent, Sun Life Assurance Company of Canada ("SLOC"), completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of SLOC and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, as amended, with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SUN LIFE INSURANCE AND ANNUITY
                                  COMPANY OF NEW YORK
                                  (Registrant)


                                   By:   /s/ DAVEY S. SCOON
                                        ----------------------------------------
                                         Davey S. Scoon
                                         Vice President, Finance, Controller and
                                         Treasurer

                                   Date: April 7, 2000